Loans and financing	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Loans and financing
16	Loans and financing
16.1 Breakdown of loans and financing
Loan and financing operations are summarized as follows:

	December 31, 2021	December 31, 2020
BNDES (i)	891	1,719
Itaú (ii)	2,388	4,098
Totvs (iii)	—	542

Total	3,279	6,359

Current	2,087	1,585
Non-current	1,192	4,774

(i)
The Group raised R$ 15,577 (fifteen million five hundred seventy and seven thousand reais) corresponding to US$ 5,014 (five million and fourteen thousand US dollars) from Brazilian National Bank for Economic and Social Development (
Banco Nacional de Desenvolvimento Econômico e Social
or BNDES) to finance the development of new ecommerce technologies on March 13, 2017. The BNDES credit facility has a contractual interest rate of 8.5% p.a. Payments are on a monthly basis for 48 months, with the first installment due in April 2019 and the last installment maturing in March 2023 . The Group granted a bank guarantee equivalent to 100% of the total borrowed amount. The guarantee amount as of the reporting date is held by Itaú Bank in Brazil and is shown as restricted cash in note 6. This loan is not subject to financial covenants.

(ii)
In June 2019, the Group raised € 6,909 (six million nine hundred and nine thousand euros), corresponding to US$ 7,782 (seven million seven hundred and eighty-two
US dollars) with Itaú Bank for working capital purposes. On the same date, a swap was contracted to hedge against foreign exchange rate, converting the euro currency risk and financial charges of the loan (1.77% p.a.) into an effective rate of CDI (*) + 2.65% p.a., designating the financial instrument as a fair value hedge (note 26.1(ii)). Payments are on a quarterly basis, with the last installment maturing in May 2023.

Under the terms of the loan contract, the Group is required to comply with the following financial covenant:
Ratio of net debt to EBITDA must be less than:
2019: 1.5X
2020: 1.3X
2021: 1.2X
2022: 1X
The Group has complied with the financial covenants of its borrowing facilities during the 2021 and 2020 reporting period.

(*)	CDI: means the Brazilian interbank deposit ( Certificado de Depósito Interbancário ) rate, which is an average of interbank overnight rates in Brazil.
(iii)
TOTVS granted a loan to Ciashop before being acquired by the Group to finance the growth, develop its activities, and facilitate the development of its business opportunities. VTEX assumed the role of guarantor of the full amount of the loan instantly when Ciashop was acquired. This loan includes interest at the SELIC rate plus 2% p.a. Principal and interests were paid in January 2021.

Details of the Group’s exposure to risks arising from current and non-current
loans are set out in note 26.

16.2	Changes in loans and financing

	2021	2020
At January 1	6,359	11,030

Loans from acquisition of subsidiaries	8,038	164
Payment of loans (i)	(11,002)	(2,999)
Interest charged	94	208
Interest paid	(104)	(186)
Basis adjustment on the fair value hedge (ii)	333	582
Exchange rate effect	(439)	(2,440)

At December 31	3,279	6,359

(i)
The amount of US$ 7,919 was paid to a third party at the acquisition date to settle preexisting debts of WorkArea and US$ 119 was paid to a third party post-acquisition date, which VTEX assumed in the business combination.. Refer to note 3.2 a. for additional details.

(ii)
In June 2019, the subsidiary VTEX BRA designated the loan in euros with Itaú bank as a fair value hedge. Losses on the financial instrument that are measured at fair value have been recognized as a financial expense.